Exhibit 32(a)
18 U.S.C. SECTION 1350 CERTIFICATION
I, Bernardo Hees, Chief Executive Officer, of H. J. Heinz Corporation II, a Delaware corporation (the “Company”), hereby certify that, to my knowledge:

1.
The Company’s periodic report on Form 10-Q for the period ended September 28, 2014 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bernardo Hees
Name:	Bernardo Hees
Title:	Chief Executive Officer

Date: November 7, 2014